UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

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Trans-Lux Corporation
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TRANS-LUX CORPORATION
445 Park Avenue, Suite 2001
New York, New York 10022

_________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2015

_________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) will be held at Olshan Frome Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022, on June 29, 2015 at 11:00 A.M. local time for the following purposes:

1.

To elect three directors to serve for a term of two years and elect two directors to serve for a term of three years; in each case until their respective successors shall have been duly elected and qualified, namely (a) Jean-Marc Allain, (b) Marco Elser and (c) George W. Schiele, respectively, for a term of two years, and (d) Alberto Shaio and (e) Salvatore J. Zizza, respectively, for a term of three years;

2.

To ratify the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on May 21, 2015 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Robert J. Conologue Corporate Secretary

Dated and Mailed:

New York, New York

May 29, 2015

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Annual Meeting.  A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT
of
TRANS-LUX CORPORATION

for the Annual Meeting of Stockholders
To Be Held on June 29, 2015
_________________________

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Monday, June 29, 2015 (the “Meeting”), and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.  This Proxy Statement and the proxies solicited hereby are being mailed to stockholders on May 29, 2015.  The shares represented by the proxies timely received and properly executed pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Stockholders

The Meeting will be held at Olshan Frome Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022, on June 29, 2015 at 11:00 A.M. local time.

Purposes of the Meeting

The purposes of the Meeting are to vote upon:  (1) the election of three directors to serve for a term of two years and the election of two directors to serve for a term of three years, in each case until their respective successors shall have been duly elected and qualified, namely (a) Jean-Marc Allain, (b) Marco Elser and (c) George W. Schiele, respectively, for a term of two years, and (d) Alberto Shaio and (e) Salvatore Zizza, respectively, for a term of three years; (2) the ratification of the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (3) to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting

The close of business on May 21, 2015 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Meeting.  There were outstanding as of the close of business on May 21, 2015 and entitled to notice of and to vote at the Meeting, approximately 1,685,085 shares of Common Stock, $0.001 par value of the Corporation ("Common Stock").  Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting.

Voting Required

Only stockholders of record of the Common Stock as of the close of business on the Record Date will be entitled to vote at the Meeting.

A majority of the voting power of all shares of the Common Stock outstanding must be present or represented by proxy at the Meeting to constitute a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting.  If a quorum is not present, the Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

On May 22, 2015, the Board of Directors of the Corporation unanimously adopted resolutions approving, declaring advisable and recommending to the Corporation’s stockholders the adoption of each of the Proposals.

Proposal Number 1 requires a plurality vote.  Proposal Number 2 requires the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.

Broker Non-Votes

If stockholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on ‘routine’ matters, such as the ratification of the independent registered public accounting firm, but not on ‘non-routine’ proposals, such as the election of directors.  As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purpose of determining whether there is a quorum at the Meeting, and will have no effect for the purpose of determining whether our stockholders have approved a matter requiring a majority of votes cast affirmatively or negatively or a plurality vote.

Abstentions

Abstentions will not affect the outcome of the vote on the election of Directors, but will have the same effect as a vote “AGAINST” the proposal to ratify the appointment of BDO USA, LLP.

How to Vote

You may own shares either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.  If your shares are registered directly in your name, we are sending these proxy materials directly to you.  If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.  If you are a record holder, you may vote in person at the Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Meeting.  You can always change your vote at the Meeting.  To vote by proxy, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.  If your shares are held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.  If you plan to attend the Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of shares on May 21, 2015.

Proxies

A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date, or by voting in person at the Meeting, each as more fully described in the following paragraph.  Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Meeting.  The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

Revoking a Proxy

A proxy may be revoked by delivery of a written statement to Continental Stock Transfer & Trust, Co., Attention: Proxy Department, via email at: proxy@continentalstock.com or via facsimile at: 212-509-5152.  Such revocation must state that the proxy is revoked.  A proxy may also be revoked by a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting, or by voting in person at the Meeting.

Proxy Solicitation and Expenses

The Company will pay for the entire cost of soliciting proxies on its behalf.  We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners.  In addition, our directors and employees may solicit proxies in person, by mail, by telephone, via the internet, press releases or advertisements.  Directors and employees will not be paid any additional compensation for soliciting proxies.

Proxy Materials Available on the Internet

These proxy materials and the Company’s 2014 Annual Report on Form 10-K are available on the internet on the following website:  http://proxystatements.trans-lux.com/.

ELECTION OF DIRECTORS

Proposal Nos. 1(a), 1(b), 1(c), 1(d) and 1(e) (Items 1(a), 1(b), 1(c), 1(d) and 1(e) on Proxy Card)

The Board of Directors of Trans-Lux Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term.  The Bylaws of the Corporation allow for the Board of Directors to consist of a minimum of five and a maximum of fifteen members.  The Company did not hold an annual meeting in 2014.  If elected at the Annual Meeting of Stockholders to be held on June 29, 2015, (a) the directors listed under Class A below will serve until the Annual Meeting of Stockholders in 2017, or until his successor is duly elected and qualified, (b) the directors listed under Class C below will serve until the Annual Meeting of Stockholders in 2018, or until his successor is duly elected and qualified, and (c) the directors listed under Class B below will continue to serve the terms to which they were elected until the Annual Meeting of Stockholders in 2016, respectively, or until their successors are duly elected and qualified.

Management has no reason to believe that the directors will not be available or will not serve if elected, but if any director should not become available to serve, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.  Proxies will be voted “FOR” the nominee unless the stockholder specifies otherwise.

Directors Standing for Election

Name	Age	Since	Expiration of Proposed Term
CLASS A
Jean-Marc (J.M.) Allain	45	2011	2017
Marco Elser	56	2012	2017
George W. Schiele	83	2009	2017
CLASS C
Alberto Shaio	66	2013	2018
Salvatore J. Zizza	69	2009	2018

Directors Whose Term Continues

Name	Age	Since	Expiration of Term
CLASS B
Alan K. Greene	75	2013	2016
Yaozhong Shi	46	2014	2016

Set forth below is a summary of the business experience for each of the persons named above and the primary aspects of their experience, qualifications, attributes or skills that led to the conclusion that each individual is qualified to serve on the Board.  The members of the Nominating Committee recommended to the Board that each of the directors listed below serve as members of the Board of Directors.

DIRECTORS STANDING FOR ELECTION –

CLASS A:  Serving a Two-Year Term Expiring 2017

J.M. Allain became the President and CEO of Trans-Lux Corporation on February 16, 2010 and has served as a director since June 2011.  Mr. Allain served as President of Panasonic Solutions Company from July 2008 through October 2009; Vice President of Duos Technologies from August 2007 through June 2008; General Manager of Netversant Solutions from October 2004 through June 2005; and Vice President of Adesta, LLC from May 2002 through September 2004.  Mr. Allain has familiarity with the operational requirements of complex organizations and has experience dealing with reorganizations and turnarounds.  Mr. Allain’s experience and deep understanding of the operations of the Corporation allow him to make valuable contributions to the Board.

Marco M. Elser has served as a director of Trans-Lux Corporation since May 25, 2012. For over five years, Mr. Elser has been a partner with AdviCorp Plc, a London-based investment banking firm.  Mr. Elser also serves on the Board of Directors of Protalex, a Florham Park, NY based biotechnology company, since 2014.  He is a also one of the independent directors of North Hills Signal Processing Corporation, a Long Island, NY based technology company.  Mr. Elser previously served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions from 1994 to 2001; he served as a first Vice President of Merrill Lynch Capital Markets in Rome and London until 1994.  Mr. Elser was formerly Chairman of the Board of Pine Brook Capital, a Shelton, CT based engineering company and had served in that role for over five years. Mr. Elser was also the president of the Harvard Club of Italy until 2014, an association he founded in 2002 with other Alumni in Italy where he has been living since 1984. He received his BA in Economics from Harvard College in 1981.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.

George W. Schiele has served as a director of Trans-Lux Corporation since 2009.  Mr. Schiele was elected Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Schiele currently serves as President of George W. Schiele, Inc., a trust management and private investment company and has held such position since 1974.  He is also President of four other private companies since 1999, 2005, 2006 and 2009, respectively; from 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s five most active venture capital firms, and was Chairman of its Investment Advisory and Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments.  Mr. Schiele additionally serves as Trustee of seven private trusts since 1974, 1999, 2007, 2009, 2010, 2011 and 2012, respectively, serving as President of one since 2000, and as an Officer and Director of two others.  Mr. Schiele also serves as a Trustee to various other private charitable foundations since 2006, as the Managing Partner of two private investment partnerships since 2008, and as a Director and Executive Board member of The Yankee Institute since 2000.  Mr. Schiele was initially elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders and re-elected by the shareholders at the 2010/2011 Annual Meeting of Stockholders.  Mr. Schiele’s long experience in previous start-ups and corporate restructurings and his service to other boards of directors allow him to make valuable contributions to the Board.

DIRECTORS STANDING FOR ELECTION –

CLASS C:  Serving a Three-Year Term Expiring 2018

Alberto Shaio became the Chief Operating Officer of Trans-Lux Corporation on October 6, 2014 and has served as a director since October 2, 2013.  He also serves on the Board of Advisors of Scorpion Capital.  Previously, Mr. Shaio served as President and CEO of Craftsmen Industries from January 1, 2011 through September 1, 2013.  Previously he held various posts with Farrel Corporation (Ansonia, CT and Rochdale, England) from 1986 until December 31, 2010, including the role of President and CEO since 2003.  Mr. Shaio was a Director of the HF Mixing Group (Germany) from 2002 until 2010.  From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Columbia SA), and the Interamerican Investment Group.  He has served on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg Freudenberg Maschinenbau GmbH (Germany).  Mr. Shaio’s extensive international experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.

Salvatore J. Zizza has served as an independent director of Trans-Lux Corporation since 2009. Mr. Zizza was elected Vice Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Zizza has previously served as Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005, and has served as Non Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009.  He currently serves as the Chairman of Zizza & Associates, LLC.  Mr. Zizza serves as Chairman of Metropolitan Paper Recycling Inc. and as the Chairman of Bethlehem Advanced Materials.  Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds.  He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009.  Mr. Zizza was initially elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders and re-elected by shareholders at the 2012 Annual Meeting of Shareholders.  Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the United States Securities and Exchange Commission (the “SEC”).

DIRECTORS – CLASS B:  Serving a Three-Year Term Expiring 2016

Alan K. Greene has served as an independent director of Trans-Lux Corporation since October 2, 2013.  Mr. Greene has previously served as a Partner of Price Waterhouse from 1974 to 1995, acting at various times as Managing Partner for cross border transactions and as National Director of tax services for M&A, and in connection with foreign banks and mutual funds with respect to acquisition and investment strategies.  Currently, Mr. Greene serves on the board of directors of Intellicorp, Inc. (since 2001) and RAVE, Inc. (since 2005).  Previously, he was a director of Connecticut Innovations, Inc. from 2005 until 2015, the Connecticut Clean Energy Fund from 2007 until 2011, Metromedia International Group, Inc. from 2007 until 2011, Enduro Medical Technologies LLC from 2005 until 2013 and Greene Rees Technologies, LLC from 1995 until 2013.  Mr. Greene has also held prior board positions at Fortistar Capital, Oswego Hydro, Access Shipping and various other public and private companies through the years.  Mr. Greene’s experience serving as chairman of various audit committees of many of these organizations and strong aptitude for technologies allow him to provide valuable contributions to the Board.

Yaozhong Shi has served as a director of Trans-Lux Corporation since June 29, 2014.  Mr. Shi was appointed as a director of Trans-Lux Corporation pursuant to the terms of that certain Securities Purchase.

Agreement dated as of June 27, 2014 between the Company and Retop Industrial (Hong Kong) Limited.  Mr. Shi has served as a Director of Retop LED Display Co. Ltd. since April 2005 and Director of Retop Lighting Landscape Design Engineering Co., Ltd. since April 2013.  Mr. Shi has also served as a Vice President of Elec-Tech International Co., Ltd. since July 2009.  Previously, Mr. Shi served as General Manager and President of Retop Opto Electronic Co. Ltd. from January 2000 through March 2005.  Mr. Shi’s contributions to Retop have resulted in a successful, well-known brand in the LED display total solution industry that provides solutions for multiple indoor & outdoor applications primarily in the media, entertainment and sports sectors.  Mr. Shi’s strong business knowledge and extensive resources in the LED display arena, combined with his twenty years of experience in the LED industry, allow him to provide valuable contributions to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTORS
STANDING FOR ELECTION LISTED ABOVE.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” EACH OF THE DIRECTOR NOMINEES UNLESS
THE STOCKHOLDER SPECIFIES OTHERWISE.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 2 (Item 2 on Proxy Card)

Background and Ratification Requirement

BDO USA, LLP (“BDO”) has served as our independent registered public accounting firm since May 17, 2010, when the Audit Committee of the Corporation’s Board of Directors approved their engagement to audit the Corporation’s financial statements for the fiscal year ended December 31, 2010.  The Audit Committee has appointed BDO as our independent registered public accounting firm for the fiscal year ending  December 31, 2015.

The ratification of the appointment by our Audit Committee of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast affirmatively or negatively of Common Stock of the Corporation voting in person or by proxy.  Although stockholder approval of the appointment is not required by law and is not binding on the Audit Committee, the Committee will take the appointment under advisement if such appointment is not approved by the affirmative vote of a majority of the votes cast at the Meeting.

Representatives of BDO may be present at the Annual Meeting to answer appropriate questions and to make a statement if they wish.

The Audit Committee is not aware of any disagreements between management and BDO regarding accounting principles and their application or otherwise.

Audit Committee Pre-Approval of Independent Auditor Services:  All audit services provided by BDO for 2014 and 2013 were approved by the Audit Committee in advance of the work being performed.

Audit Fees:  BDO audit fees were $183,339 in 2014 and $202,525 in 2013.  BDO audit fees for both 2014 and 2013 included, but were not limited to, fees associated with the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q and reviews of the Corporation’s proxy statements.

Audit-Related Fees:  There were no audit-related services provided by BDO in 2014 or in 2013.

Tax Fees:  BDO did not provide any tax services during 2014 or in 2013.

All Other Fees:  BDO did not provide any non-audit related services during 2014 or in 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
PROPOSAL TO RATIFY THE APPOINTMENT OF BDO, AS
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO AUDIT THE FINANCIAL STATEMENTS OF THE
CORPORATION FOR THE 2015 FISCAL YEAR.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP, AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE
FINANCIAL STATEMENTS OF THE CORPORATION FOR
THE 2015 FISCAL YEAR  UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of May 21, 2015 (or such other date specified) with respect to (A) the beneficial ownership of Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Common Stock and who is deemed to be such beneficial owner of Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation or a nominee for director of the Corporation; (iii) each named executive in the Summary Compensation Table and (iv) all persons as a group who are executive officers and directors of the Corporation, and (B) the percentage of outstanding shares held by them on that date:

Name, Status and Mailing Address	Number of Shares Beneficially Owned		Percent Of Class (%)
5% Stockholders:
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	425,860	(1)	25.0
Retop Industrial (Hong Kong) Limited Unit 27, 13/F Shing Yip Industrial Building 19-21 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong	366,666	(2)	21.1
Carlisle Investments Inc. Trident Chambers Wickhams Cay P.O. Box 146 Road Town, Tortola, British Virgin Islands	180,366	(3)	10.6
Bard Associates, Inc	104,480	(4)	6.1
135 South LaSalle Street, Suite 3700 Chicago, IL 60603
Non-Employee Directors:
Marco Elser	192,389	(5)	11.3
Alan K. Greene	8,333		*
George W. Schiele	47,073	(6)	2.8
Yaozhong Shi	366,666	(7)	21.1
Salvatore J. Zizza	6,620	(8)	*

Named Executive Officers:
J.M. Allain	2,144		*
Robert J. Conologue	-		*
Alberto Shaio	8,333		*
Alexandro Gomez	-		*
Todd Dupee	-		*
All directors and executive officers as a group	631,558	(9)	36.2

*Represents less than 1% of total number of outstanding shares.

(1)	Based on Schedule 13D, as amended, dated August 19, 2014 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, LLC has sole voting power and sole dispositive power over such shares. On January 27, 2015, Gabelli Equity Series Funds, Inc. – The Gabelli Small Cap Growth Fund filed a Schedule 13G relating to 404,180 of the aforementioned 425,860 shares.
(2)	The amount includes 33,333 shares of Common Stock acquirable upon exercise of vested warrants. Mr. Shi, a director of Trans-Lux Corporation, is a director of Retop Industrial (Hong Kong) Limited.

(3)	Based on Schedule 13D dated June 20, 2014. Mr. Elser, a director of Trans-Lux Corporation, exercises voting and dispositive power as investment manager of Carlisle Investments Inc.
(4)	Based on Schedule 13G dated February 13, 2015. Bard Associates, Inc. has sole voting power over 12,280 of such shares and sole dispositive power over all of such shares.
(5)	The amount includes 190,244 shares of Common Stock owned by Carlisle Investments, Elser & Co. and Advicorp plc, of which Mr. Elser exercises voting and dispositive power as investment manager.
(6)	The amount includes 6,620 shares of Common Stock acquirable upon exercise of 6,600 vested warrants and 20 stock options. This amount does not include 13,400 shares of Common Stock acquirable upon exercise of warrants that are not yet vested or exercisable.
(7)	The amount includes 333,333 shares of Common Stock owned by Retop Industrial (Hong Kong) Limited and 33,333 shares of Common Stock acquirable upon exercise of vested warrants owned by Retop Industrial (Hong Kong) Limited.
(8)	Mr. Zizza disclaims any interest in the shares set forth in footnote 1 above. The amount includes 6,620 shares of Common Stock acquirable upon conversion of 6,600 vested warrants and 20 stock options. This amount does not include 13,400 shares of Common Stock acquirable upon exercise of warrants that are not yet vested or exercisable.
(9)	The amount includes 46,573 shares of Common Stock, as set forth in footnotes above, which members of the group have the right to acquire upon exercise of stock options and warrants. This amount does not include 26,800 shares of Common Stock acquirable upon exercise of warrants that are not yet exercisable.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Board of Directors held five (5) meetings during 2014 and seven (7) meetings during 2013.  All directors attended 75% or more of such meetings and of the committee meetings for which they were members.  The Corporation does not have a formal policy regarding directors’ attendance at annual stockholders meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the Annual Meeting of Stockholders in person, although attendance by teleconference is considered adequate.  The Corporation recognizes that attendance of the board members at all meetings may not be possible and excuses absences for good cause.

Non-employee directors (other than our Chairman and Vice Chairman) are due to receive an annual fee of $10,000, as well as $1,000 for each meeting of the Board attended in person and $500 for each telephonic meeting attended, while employee directors are not entitled to receive any fees for their attendance to any meetings or otherwise.  Mr. George Schiele and Mr. Salvatore Zizza, the Chairman and Vice Chairman, respectively, receive an annual fee of $15,000 each, monthly fees of $3,000 each, $1,500 for each meeting of the Board attended in person and $750 for each telephonic meeting attended.  Fees for members of the Board and Committees are determined annually by the entire Board of Directors based on review of compensation paid by other similar size companies, the amounts currently paid by the Company, the overall policy for determining compensation paid to officers and employees of the Company and the general financial condition of the Company.  During 2014 and 2013, certain board members deferred payment of their fees.  In lieu of a cash payment, certain board members and former board members have agreed to receive restricted shares of Common Stock of the Company or a combination of cash and restricted shares of Common Stock of the Company, which such restricted shares shall contain a legend under the Securities Act of 1933, as amended (the "Securities Act") and shall not be transferable unless and until registered or otherwise in accordance with applicable securities laws.  Certain of these restricted shares were issued in December 2013.

Corporate Governance Policies and Procedures

The Board of Directors has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Corporation’s website at www.trans-lux.com.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board of Directors adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Corporate Leadership Structure

Two separate individuals serve as the Corporation’s Chairman of the Board and Chief Executive Officer.  The Chairman is not an executive officer.  The Chairman provides leadership to the Board in the fulfillment of his responsibilities in presiding over Board meetings.  The Chairman also presides over all meetings of the stockholders.  The Chief Executive Officer is responsible for directing the operational activities of the Corporation.

Risk Management

Our Board of Directors and its Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Corporation and its operations, and other relevant information, including cash management and the risks associated with the Corporation’s financial position and operations.

Communication with the Board of Directors

Security holders are permitted to communicate with the members of the Board by forwarding written communications to the Corporation’s Corporate Secretary at the Corporation’s headquarters in New York, New York.  The Corporate Secretary will present all communications, as received and without screening, to the Board at its next regularly scheduled meeting.

Committees of the Board of Directors

The Board of Directors has appointed a Compensation Committee, an Audit Committee, an Executive Committee and a Nominating Committee.

Compensation Committee

The members of the Compensation Committee of the Board of Directors are Messrs. Elser, Greene and Zizza.  The Compensation Committee operates under a formal written charter approved by the Compensation Committee and adopted by the Board of Directors.  The Compensation Committee reviews compensation and other benefits.  The Compensation Committee did not hold any meetings in 2014 or 2013.  None of the members of the Compensation Committee is or has been an officer or employee of the Corporation.  There are no Compensation Committee interlock relationships with respect to the Corporation.  Members of said Committee receive a fee of $320 for each meeting of the Committee they attend and the Chairperson, Mr. Greene, receives an annual fee of $1,600.

Audit Committee

The members of the Audit Committee of the Board of Directors are Messrs. Zizza  and Greene.  The Audit Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors, a copy of which is available on the Corporation’s website at http://www.trans-lux.com/about/investor-information.  The Board of Directors has determined that Mr. Zizza meets the definition of “audit committee financial expert” set forth in Item 407 of Regulation S-K, as promulgated by the SEC.  The Audit Committee held five (5) telephonic meetings with the independent auditors in 2014  and two (2) such meetings in 2013.  The responsibilities of the Audit Committee include the appointment of the independent registered public accounting firm, review of the audit function and the material aspects thereof with the Corporation’s independent registered public accounting firm, and compliance with the Corporation’s policies and applicable laws and regulations.  Members of said Committee receive a fee of $400 for each meeting of the Committee they attend (other than the quarterly telephonic meetings held with the independent auditors) and the Chairman, Mr. Zizza, receives an annual fee of $2,400 and a fee of $100 for his participation in each quarterly telephonic meeting held with the independent auditors.

Executive Committee

The members of the Executive Committee of the Board of Directors are Messrs. Elser, Schiele and Zizza.  The Executive Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors.  Mr. Zizza is independent, in accordance with the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Each of the members of the Executive Committee qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and Mr. Zizza is an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code, as amended.  The primary purpose of the Executive Committee is to provide the President and Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions.  Additionally, the secondary objective of the Executive Committee is to exercise the powers and authority of the Board, subject to certain limitations set forth in the charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.  It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.  Members of the Executive Committee do not receive any fees for their participation.

Nominating Committee

The members of the Nominating Committee of the Board of Directors are Messrs. Schiele, Elser and Shaio.    The Nominating Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors.  The Nominating Committee recommends for consideration by the Board of Directors, nominees for election of directors at the Corporation’s Annual Meeting of Stockholders.  Director nominees are considered on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Corporation’s business and willingness to devote time and effort to Board responsibilities.  Members of the Nominating Committee do not receive any fees for their participation.  The Nominating Committee does not have a separate policy regarding diversity of the Board.

Corporate Governance Committee

The Board of Directors has not established a corporate governance committee.  The Board of Directors acts as the corporate governance committee.

Independence of Non-Employee Directors

The Corporation follows the NYSE MKT Company Guide regarding the independence of directors.  A director is considered independent if the Board of Directors determines that the director does not have any direct or indirect material relationship with the Corporation.  Mr. Allain and Mr. Shaio are employees of the Corporation and therefore have been determined by the Board to fall outside the definition of “independent director.”  Messrs. Elser, Greene, Schiele, Shi and Zizza are non-employee directors of the Corporation.  Mr. Elser, via Carlisle Investments, Inc. over which he exercises voting and dispositive power as investment manager, and Mr. Schiele have made loans to the Corporation and therefore have been determined by the Board to fall outside the definition of “independent director.”  Mr. Shi is a Director of Retop Industrial (Hong Kong) Ltd., which is the Corporation’s main supplier of LED modules, and therefore has been determined by the Board to fall outside the definition of “independent director.”  The Board of Directors has determined that Messrs. Greene and Zizza are “independent directors” since they have no relationship with the Corporation other than their status and payment as non-employee directors and as stockholders.  The Board of Directors has determined that its Audit Committee members, namely Messrs. Greene and Zizza, are “independent directors”.

Non-Employee Director Stock Option Plan

The Board of Directors has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 800 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows:  a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more. Such options are exercisable at any time upon the first anniversary of the grant date.  The Corporation grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.  In addition to the foregoing, the shareholders approved a proposal to grant warrants to purchase 20,000, 20,000 and 2,000 shares to Messrs. Zizza and Schiele and Ms. Firstenberg, respectively, which warrants were granted in 2013.

Compensation of Directors

The following table represents director compensation for 2014 and 2013:

Name	Year	Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J.M. Allain	2013	-	-	-	-	-	-	-
	2014	-	-	-	-	-	-	-
Marco Elser	2013	13,500	-	-	-	-	-	13,500
	2014	16,600	-	-	-	-	-	16,600
Jean Firstenberg (1)	2013	14,100	-	-	-	-	-	14,100
	2014	-	-	-	-	-	-	-
Alan K. Greene (2)	2013	2,500	-	-	-	-	-	2,500
	2014	15,000	-	-	-	-	-	15,000
Richard Nummi (3)	2013	11,000	-	-	-	-	-	11,000
	2014	-	-	-	-	-	-	-
George W. Schiele (4)	2013	21,750	-	-	-	-	-	21,750
	2014	133,500	-	-	-	-	-	133,500
Alberto Shaio (5)	2013	2,500	-	-	-	-	-	2,500
	2014	13,000	-	-	-	-	-	13,000
Yaozhang Shi (6)	2013	-	-	-	-	-	-	-
	2014	11,500	-	-	-	-	-	11,500
Elliot Sloyer (7)	2013	11,500	-	-	-	-	-	11,500
	2014	-	-	-	-	-	-	-
Salvatore J. Zizza (4)	2013	23,600	-	-	-	-	-	23,600
	2014	135,650						135,650

(1)	Ms. Firstenberg resigned from the Board effective March 17, 2014.
(2)	Mr. Greene was elected a director by shareholders on October 2, 2013.
(3)	Mr. Nummi was appointed a director by the Board of Directors on March 6, 2012 and his term expired October 2, 2013.
(4)	As of December 31, 2014, also holds warrants and stock options to purchase 20,020 shares of the Company’s Common Stock from prior year awards.
(5)	Mr. Shaio was elected a director by shareholders on October 2, 2013.
(6)	Mr. Shi was appointed a director by the Board of Directors on June 29, 2014.
(7)	Mr. Sloyer was appointed a director by the Board of Directors on March 6, 2012 and retired from the Board effective October 2, 2013.

Audit Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act or Exchange Act.

The following is a report of the Audit Committee of the Board of Directors:

The members of the Audit Committee of the Board of Directors listed below are independent directors as defined by Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Board of Directors has adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation’s independent registered public accounting firm.  Management is responsible for the preparation of the Corporation’s financial statements and the financial reporting process, including the system of internal controls.  The independent registered public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee’s responsibility is to oversee these processes.

The Audit Committee has met and held discussions with management and the independent registered public accountants.  The Audit Committee has reviewed and discussed the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Corporation’s independent registered public accountants have provided to the Audit Committee the written disclosures and the letter required under Independence Standards of the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence.”  The Audit Committee also considered the compatibilities of non-audit services with the accountants’ independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Corporation’s audited consolidated financial statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31 2013 and the year ended December 31, 2014.  The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on May 13, 2014, and for the year ended December 31, 2014, as filed with the SEC on April 2. 2015.

The Audit Committee has discussed the overall scope and plans for the audit with the independent registered public accountants.  The Audit Committee will meet with the independent accountants, with and without management present, to discuss the results of their examination and the overall quality of the Corporation’s financial reporting.

Independent Registered Public Accounting Firms’ Fees

During the year ended December 31, 2014, audit fees of $183,339 were paid or accrued to BDO, the Corporation’s independent registered public accounting firm.  During the year ended December 31, 2013, audit fees of $202,525 were paid or accrued to BDO.  Audit fees for 2013 and for 2014 were for the annual audits of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q, and a review of the Corporation’s proxy statement.

The Audit Committee of the Board of Directors has considered the absence of non-audit services by the auditors for financial information systems design and implementation and the absence of all other non-audit services as compatible with maintaining the auditor’s independence.

This report is submitted by the Audit Committee.  Its members are:

Salvatore J. Zizza, Chairman

Alan K. Greene

COMPENSATION OF EXECUTIVE OFFICERS
AND TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

All matters concerning executive compensation for the Chief Executive Officer and other executive officers whose annual base salaries are over $200,000 per year are considered by the Corporation’s Compensation Committee.  Our compensation structure for our executives is designed to attract individuals with the skills necessary for us to achieve our business plan, to reward those individuals for successful performance over time, and to retain those executives who continue to perform at or above our expectations, without incurring risk-taking incentives that may adversely affect the Corporation.  Our executives’ compensation has three primary components:  a base salary, cash incentive bonuses and equity awards.

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals.  We also take into account the base salaries paid by similarly sized companies and the base salaries of other companies with which we believe we compete for talent.  Named executive officer compensation currently reflects amounts of cash consistent with periods of economic stress and lower earnings, as we focus on actions to stabilize the Company and to position it for a continued recovery.

Cash Incentive Bonus.  We design the cash incentive bonuses for our executives to focus the executive on achieving key financial and/or operational objectives within a yearly time horizon, as described in more detail below.  Cash incentive bonuses for our executives are established as part of their respective individual employment agreements, as applicable.  Currently, J.M. Allain, our President and Chief Executive Officer, is the only executive officer of the Corporation entitled to a cash incentive bonus; his cash incentive bonus is determined in accordance with the terms of his employment agreement with the Company.  As a general matter, the Compensation Committee is responsible for determining all criteria for the provision of any cash incentive bonuses awarded by the Corporation, and any such decisions by the Compensation Committee must be approved by the Board of Directors at the time any employment agreement contemplating a cash incentive bonus is entered into.  Based on the financial standing of the Corporation, no cash incentive bonuses were paid for the years ended December 31, 2013 or December 31, 2014.

Equity Awards.  We occasionally grant stock options, restricted stock or warrants relating to employment agreements and/or to reward long-term performance.  We believe that such compensation incentivizes each executive to create value for the Corporation, and ties executive performance directly to the financial performance of the Corporation as a whole.  We take into consideration the executives’ tenure with the Corporation, as well as the availability of equity awards, in addition to the executives’ performance in determining grants of equity awards.

We view the three primary components of our executive compensation as related but distinct.  Although we review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information we deem relevant.  We believe that salary and cash incentive bonuses are primary considerations and that equity awards are secondary considerations.  Except as described below, we have not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.  This is due to the small size of our executive team, and our need to remain flexible and to tailor each executive’s award to attract and retain that executive.

Other Benefits.  In addition to the three primary components of compensation described above, we provide our executives with benefits that are generally available to our salaried employees.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, group life and disability insurance, flexible spending plans, and our 401(k) plan, in each case on the same basis as our other employees.  Additionally, as a special perquisite for our executives we provide additional life insurance benefits which are paid for by the Company.

Supplemental Executive Retirement Agreement.  In accordance with the former President and Chief Executive Officer’s agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Compensation Consultants.  The Corporation has not engaged the services of any outside compensation consultant for 2013 or for 2014.

Compensation Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or Exchange Act.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee.  Its members are:

Alan K. Greene, Chairman

Marco Elser

Salvatore J. Zizza

EXECUTIVE COMPENSATION AND
TRANSACTIONS WITH MANAGEMENT

Compensation of Executive Officers

The following table provides certain summary information for the last two fiscal years of the Corporation concerning compensation paid or accrued by the Corporation and its subsidiaries to or on behalf of the Corporation’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers of the Corporation:

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value of Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
J.M. Allain	2014	285,576	-	-	-	-	-	18,000	303,576
President and Chief Executive Officer	2013	275,001	-	-	-	-	-	18,000	293,001

Robert J. Conologue (2).	2014	105,924	-	-	-	-	-	-	105,924
Senior Vice President and Chief Financial Officer	2013	-	-	-	-	-	-	-	-

Alberto Shaio (3)	2014	41,539	-	-	-	-	-	13,000	54,539
Senior Vice President and Chief Operating Officer	2013	-	-	-	-	-	-	2,500	2,500

Alexandro Gomez (4)	2014	31,732	-	-	-	-	-	-	31,732
Senior Vice President and Chief Revenue Officer	2013	-	-	-	-	-	-	-	-

Todd Dupee	2014	85,795	-	-	-	-	-	-	85,795
Vice President and Controller	2013	73,770	-	-	-	-	-	-	73,770

Kristin Kreuder (5)	2014	118,164	-	-	-	-	-	34,616	152,780
Vice President, General Counsel and Secretary	2013	150,003	-	-	-	-	-	-	150,003

(1)	See “All Other Compensation” below for further details.
(2)	Elected an Executive Officer on May 29, 2014.
(3)	Elected an Executive Officer on November 4, 2014.
(4)	Elected an Executive Officer on November 4, 2014.
(5)	Mr. Shaio was elected a director by shareholders on October 2, 2013.

All Other Compensation

During 2014 and 2013, “All Other Compensation” consisted of director and/or trustee fees, insurance premiums and other items.  The following is a table of amounts per named individual:

Name	Year	Director and/or Trustee Fees ($)	Other ($)	Total All Other Compensation ($)
J.M. Allain(1)	2014	-	18,000	18,000
	2013	-	18,000	18,000
Robert J Conologue	2014	-	-	-
	2013	-	-	-
Alberto Shaio	2014	13,000	-	13,000
	2013	2,500	-	2,500
Alexandro Gomez	2014	-	-	-
	2013	-	-	-
Todd Dupee	2014	-	-	-
	2013	-	-	-
Kristin Kreuder(2)	2014	-	34,616	34,616
	2013	-	-	-

(1)	Other consists of vehicle allowance.
(2)	Other consists of severance.

Stock Option Plans and Stock Options

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 200,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Corporation’s Board of Directors on July 2, 2010, with amendments adopted by the Corporation’s Board of Directors on December 21, 2011, and approved by the Corporation’s stockholders at the 2012 Annual Meeting of Stockholders held on June 26, 2012.  No awards have been issued to any employees under the 2012 Long-Term Incentive Plan.

Non-Employee Director Stock Option Plan

The Board of Directors has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 1,200 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows:  a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more. Such options are exercisable at any time upon the first anniversary of the grant date.  The Corporation grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.  In addition to the foregoing, the Corporation received shareholder approval of a proposal to grant warrants to purchase 20,000, 20,000 and 2,000 shares to Salvatore J. Zizza, George W. Schiele and Jean Firstenberg, respectively, which warrants were granted in 2013.

There were no stock options granted in fiscal years 2013 or 2014 to the named executive officers or any directors, and no stock options were exercised in fiscal years 2013 or 2014.

Retirement Plan

The Company made cash contributions of $669,000 during 2013 and $958,000 during 2014, which were less than the minimum required contributions for each such year, to the Company’s retirement plan for all eligible employees and the eligible individuals listed in the Summary Compensation Table.  The Company has been granted, subject to certain conditions, its requests for waivers of the 2009, 2010 and 2012 minimum funding standard as permitted under 412(d) of the Internal Revenue Code and section 303 of the Employee Retirement Income Security Act of 1974.

The Company’s defined benefit pension plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $260,000 is the legislated annual cap on determining the final average salary and $210,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Supplemental Executive Retirement Agreement

In accordance with the former President and Chief Executive Officer’s employment agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Employment Agreements

The Corporation executed an employment agreement with J.M. Allain, President and Chief Executive Officer, effective on February 16, 2015 which expires on February 16, 2018 (the "Allain Employment Agreement").  The agreement provides for compensation at the annual rate of $300,000 per annum.  The agreement entitles Mr. Allain to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement (including a business club membership) and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Allain leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.

The foregoing is merely a summary of the Allain Employment Agreement and is qualified in its entirety by reference to the text of the Allain Employment Agreement as filed with the SEC as Exhibit 10.5 to the Form 10-K filed by the Corporation on April 2, 2015.

The Corporation executed an employment agreement with David Pavlik on May 27, 2014 (the “Pavlik Agreement”) pursuant to which Mr. Pavlik was appointed as President of Trans-Lux Energy Corporation, a subsidiary of the Corporation.  The Pavlik Agreement provides for compensation at the annual rate of $125,000 per annum, to be increased to $150,000 per annum as of August 1, 2014.  Mr. Pavlik is entitled under the Pavlik Agreement to receive, on account of each of fiscal years 2014 and 2015, restricted shares of the Corporation’s Common Stock (the “Bonus Shares”) in an amount equal to ten thousand (10,000) Bonus Shares per each one million dollars ($1,000,000) of net profit earnings (as defined in the Pavlik Agreement) for such fiscal year.  The Pavlik Agreement further provides that, on its effective date, Mr. Pavlik became entitled to a grant of 50,000 restricted shares of the Corporation’s Common Stock.  The Pavlik Agreement entitles Mr. Pavlik to twenty days’ paid vacation per year, business expense reimbursement, and certain employee benefits generally available to employees of the Corporation.  The Pavlik Agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.

The foregoing is merely a summary of the Pavlik Agreement and is qualified in its entirety by reference to the text of the Pavlik Agreement as filed with the SEC as Exhibit 4.02 of Form 8-K filed by the Corporation on June 3, 2014.

Certain Transactions

On June 18, 2014, the Company issued 50,000 shares of the Company’s Common Stock to David Pavlik, President of Trans-Lux Energy Corporation, a subsidiary of the Company (the “Pavlik Issuance”).  The Pavlik Issuance was made pursuant to the terms of that certain Restricted Stock Agreement dated as of May 27, 2014, which was previously disclosed pursuant to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2014. The securities referenced above were issued pursuant to an exemption under Section 4(2) of the Securities Act.

On June 27, 2014, the Company entered into a Securities Purchase Agreement (the “SPA”) with Retop Industrial (Hong Kong) Limited (“Retop”), pursuant to which Retop purchased 333,333 shares of the Company’s Common Stock  for a purchase price of $2,000,000 (the “Purchase”).  The SPA requires that the proceeds of the Purchase are to be utilized solely in connection with the Company’s LED display business unit, including for working capital and general corporate purposes related thereto.  In connection with the SPA, the Company issued warrants to purchase 33,333 shares of the Company’s Common Stock to Retop at an exercise price of $8.00 per share, which expire on June 27, 2016.  These warrants were part of a direct investment in our equity, so they are considered indexed to the Company’s Common Stock and were accounted for as equity.

On December 2, 2013, the Company executed a promissory note (as amended, the “Note”) in favor of Carlisle Investments, Inc. (“Carlisle”), pursuant to which Carlisle has loaned $1,000,000 to the Company in order to provide the Company with temporary financing (the “Loan”).  Mr. Marco Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.  In connection with the Loan, the Company had granted to Carlisle a first-priority (excluding the liens held by the Pension Benefit Guaranty Corporation, which are senior to the liens and security interest granted in connection with the Loan) continuing security interest in and lien upon all assets of the Company (excluding those assets subject to the security interest granted to AXIS Capital, Inc. by the Company pursuant to that certain Master Agreement for Sale and Assignment of Leases dated as of June 2013), in accordance with the terms of a security agreement entered into between the parties and dated as of December 2, 2013.  The Note bears interest at the rate of ten percent per annum and has a maturity date of June 1, 2014, with a bullet payment of all principal and accrued interest due at such time; provided, however, that the parties may agree in writing to convert or exchange all or any part of the Note into a long term investment by Carlisle in Trans-Lux (a “Conversion Transaction”).  In the event the parties engage in a Conversion Transaction (of which there can be no assurance), all amounts due under the Note will be payable (or not, as the case may be) in accordance with the terms of the documentation executed by the parties in connection with such Conversion Transaction, if any.  On December 4, 2013, net proceeds in the amount of $1,000,000 were received from Carlisle.  On June 20, 2014, the Company entered into that certain Securities Purchase Agreement (the “Carlisle SPA”) with Carlisle, pursuant to which Carlisle purchased 166,666 shares of the Company’s Common Stock for a purchase price of $1,000,000.  Mr. Marco Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.  The transactions executed pursuant to the Carlisle SPA consisted of a “Conversion Transaction”, as such term is defined in the Note.  The Carlisle SPA terminated the Note in its entirety, and also terminated that certain Security Agreement between the Company and Carlisle and the liens granted therein, which such agreement was entered into in connection with the Note.  The securities referenced above were issued pursuant to an exemption under Section 4(2) of the Securities Act.

In the beginning of June 2014, the Company received a $200,000 loan from George W. Schiele, a director of the Company, at a fixed interest rate of 10.00%, which was due to mature on July 1, 2014 with a bullet payment of all principal and accrued interest due at such time.  On June 20, 2014, the Company entered into that certain Securities Purchase Agreement (the “Schiele SPA”) with George Schiele, pursuant to which Mr. Schiele purchased 33,333 shares of the Company’s Common Stock for a purchase price of $200,000.  Mr. Schiele is the Chairman of the Board of Directors of the Company.  The transactions executed pursuant to the Schiele SPA consisted of a “Conversion Transaction”, as such term is defined in that certain Promissory Note dated June 4, 2014 and executed in favor of Mr. Schiele (the “Schiele Note”).  The Schiele SPA terminated the Schiele Note in its entirety.  The securities referenced above were issued pursuant to an exemption under Section 4(2) of the Securities Act.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Corporation’s executive officers and directors are required under Section 16(a) of the Securities Exchange Act to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Corporation.

A Form 3 for Mr. Greene was filed 14 days after his appointment as a director, rather than 10 days, and a Form 3 for Mr. Shaio was filed 15 days after his appointment as a director, rather than 10 days.  Form 4s for (1) Ms. Firstenberg regarding a grant for warrants, (2) Mr. Schiele regarding a grant of warrants, and (3) Mr. Schiele regarding the acquisition of common stock as a result of an exercise of warrants, were each filed late in 2014. Based solely upon a review of Forms 3, 4, and 5, and amendments thereto furnished to the Company during the fiscal years ended December 31, 2013 and December 31, 2014, the Company is not aware of any other director, officer, or beneficial owner of more than 10 percent of any class of Company equities who failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act, during the fiscal years ended December 31, 2013 or December 31, 2014.

STOCKHOLDER PROPOSALS – 2016 ANNUAL MEETING

If any stockholder desires to submit a stockholder proposal for inclusion in the Corporation’s proxy materials relating to the 2016 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, such proposal must be received by the Corporation’s Corporate Secretary on or before January 31, 2016 and comply with the terms of, and be required to be included in the Corporation’s proxy materials under, Exchange Act Rule 14a-8.

If any stockholder desires to submit a stockholder proposal not for inclusion in the Corporation’s proxy materials but for action upon at the 2016 Annual Meeting of Stockholders, such proposal must be received by the Corporation’s Corporate Secretary on or before April 15, 2016.  Such proposal must comply with the requirements of Article 5(b) of the Corporation’s Bylaws for consideration at the 2016 Annual Meeting of Stockholders.

Nominations for directors to be voted on at the 2016 Annual Meeting of Stockholders must be made in accordance with Article 5(c) of the Corporation’s Bylaws as to both form and substance, and must be received on or before April 15, 2016 for consideration at the 2016 Annual Meeting of Stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
445 Park Avenue, Suite 2001
New York, New York 10022
Attn:  Investor Relations
Phone:  (800) 243-5544

You can also read the proxy statement and the 2014 annual report through the internet at the following website: http://proxystatements.trans-lux.com/.

By Order of the Board of Directors,

Robert J. Conologue

Corporate Secretary

Dated:

New York, New York

May 29, 2015

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

JUNE 29, 2015
NEW YORK, NEW YORK

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

TRANS-LUX CORPORATION

2015 Annual Meeting of Stockholders

June 29, 2015

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

All Directors recommend votes FOR Items 1(a), 1(b), 1(c), 1(d), 1(e) and 2.

Item	Description	FOR	AGAINST	ABSTAIN
Item 1(a)	Election of Jean-Marc Allain to serve as a director for a two-year term, until his successor shall be elected and shall have qualified	☐	☐	☐
Item 1(b)	Election of Marco Elser to serve as a director for a two-year term, until his successor shall be elected and shall have qualified	☐	☐	☐
Item 1(c)	Election of George W. Schiele to serve as a director for a two-year term, until his successor shall be elected and shall have qualified	☐	☐	☐
Item 1(d)	Election of Alberto Shaio to serve as a director for a three-year term, until his successor shall be elected and shall have qualified	☐	☐	☐
Item 1(e)	Election of Salvatore J. Zizza to serve as a director for a three-year term, until his successor shall be elected and shall have qualified	☐	☐	☐
Item 2	Ratify the retention of BDO USA, LLP, as the Corporation's independent registered public accounting firm for the fiscal year ended December 31, 2015	☐	☐	☐

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS, AND "FOR" ITEM 2, TO RATIFY THE RETENTION OF BDO USA, LLP, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2015 FISCAL YEAR.

Said attorneys and proxies, acting individually, or their substitutes at said meeting, or any adjournment or postponement thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated May 29, 2015.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________________ **Title**____________________________ **Date**____________, **2015.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

TRANS-LUX CORPORATION

2014-2015 ANNUAL MEETING OF STOCKHOLDERS – JUNE 29, 2015

(SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints J.M. ALLAIN and ROBERT J.CONOLOGUE, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at Olshan Frome Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022, on June 29, 2015 at 11:00 A.M., and at any adjournment or postponement thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment or postponement thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card becomes unable to serve:

(Continued, and to be marked, dated and signed, on the other side)